UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 2, 2008
                        (Date of earliest event reported)

                               SKY PETROLEUM, INC.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

      333-99455                                            32-0027992
(Commission File Number)                       (IRS Employer Identification No.)


              401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701 (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:   (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Sky Petroleum Reports more than 31,000 barrels of oil Produced during October and November from two Mubarek Wells. On January 2, 2008, the Registrant released the press release filed herewith as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits.

Exhibit  Description
-------  -----------

99.1     Press Release dated January 2, 2008.


                                   SIGNATURES


         In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SKY PETROLEUM, INC.
                                                   (Registrant)


Dated:  January 2, 2008                            By:  /s/ Michael D. Noonan
                                                        ------------------------
                                                   Michael D. Noonan
                                                   VP Corporate


                                  EXHIBIT INDEX


Exhibit  Description
-------  -----------

99.1     Press Release dated January 2, 2008__________

Sky Petroleum Reports more than 31,000 barrels of oil Produced during October and November from two Mubarek Wells Mubarek Production from H2 and K2 ST4 wells approximately 500 bopd for October and November

AUSTIN, Texas, January 02, 2008 -- Sky Petroleum, Inc. (OTCBB: SKPI), an oil and gas company, today reported that during the two months ending November 30, 2007 Mubarek production from the H2 and K2- ST 4 wells was 31,562 barrels of oil. During the month of October Mubarek production from the H2 and K2- ST 4 wells was 18,576 barrels of oil and during the month of November Mubarek production from the H2 and K2- ST 4 wells was 12,986 barrels of oil. October is the first complete month of production from the K2-ST4 well and it continues to be observed in order to optimize production.

The Mubarek H2 well produced 3,187 barrels of oil or 103 bopd and the Mubarek K2-ST4 well produced 15,389 barrels of oil or 496 bopd during October. The Mubarek H2 well produced 3,241 barrels of oil or 105 bopd and the Mubarek K2-ST4 well produced 9,745 barrels of oil or 419 bopd during November.

About Sky Petroleum
Sky Petroleum (OTCBB: SKPI) is an oil and gas exploration company. Sky Petroleum's primary focus is to seek opportunities where discoveries can be appraised rapidly, and developments can be advanced either by accessing existing infrastructure, or by applying the extensive experience of established joint-venture partners. In addition, the company also plans some higher risk, higher reward exploration prospects. For additional information please visit www.skypetroleum.com

Safe Harbor
Except for historical information, the matters set forth herein, which are forward-looking statements, involve certain risks and uncertainties that could cause actual results to differ. Potential risks and uncertainties include, but are not limited to, the ability to stabilize the well, the ability to carry out additional stimulation of the zones producing oil, the accuracy of estimated production rates and the price of crude oil, the accuracy of operating costs and monthly revenue forecasts, the timing and success of other proposed infill drilling programs, the timing for completing the second obligation well, the contemplated continued production at the Mubarek Field, if any, the competitive environment within the oil and gas industry, the extent and cost effectiveness with which Sky Petroleum is able to implement exploration and development programs in the oil and gas industry, obtaining drilling equipment on a timely fashion, commodity price risk, and the market acceptance and successful technical and economic implementation of Sky Petroleum's intended plan. Additional discussion of these and other risk factors affecting the company's business and prospects is contained in the company's periodic filings with the SEC.


Contact:
Investor and Public Relations
512-687-3427
info@skypetroleum.com